SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

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Douglas Lake Minerals Inc.
(Name of Registrant as Specified In Its Charter as Amended)

Douglas Lake Minerals Inc.
(Name of Person(s) Filing Proxy Statement)

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Douglas Lake Minerals Inc.
Suite 520 - 470 Granville Street
Vancouver, British Columbia V6C 1V5, Canada
Tel: (604) 780-7659

March 13, 2006

Dear Stockholder:

You are cordially invited to the 2006 Annual Meeting of Stockholders of Douglas Lake Minerals Inc., to be held on April 7, 2006, at 10:00 a.m. (local time) at Suite 1200, 999 West Hastings Street, Vancouver, British Columbia, Canada.

At the meeting, you will be asked to elect seven directors to the Board of Directors of the Company, and ratify the appointment of Manning Elliott as independent auditors for the fiscal years 2005 and 2006.

We will also be asking you to ratify and approve of the repeal the Company's existing Bylaws, and to adopt the Company's new Bylaws.

Enclosed is a proxy authorizing the President of the Company, and in his absence, the CFO of the Company, to vote your shares for you if you do not attend the Annual Meeting. Whether or not you are able to attend the Annual Meeting, I urge you to complete your proxy and return it in the enclosed addressed envelope, as a quorum of the stockholders must be present at the Annual Meeting, either in person or by proxy.

I would appreciate your immediate attention to the mailing of this proxy.

/s/ Laurence Stephenson
Laurence Stephenson, President

Douglas Lake Minerals Inc.
Suite 520 - 470 Granville Street
Vancouver, British Columbia V6C 1V5, Canada
Tel: (604) 780-7659

NOTICE OF ANNUAL MEETING
TO BE HELD ON APRIL 7, 2006

To the Shareholders:

Notice is hereby given that an Annual Meeting of the shareholders of Douglas Lake Minerals Inc. (the "Company") will be held at Suite 1200, 999 West Hastings Street, Vancouver, British Columbia, Canada, on April 7, 2006, at 10:00 a.m. (local time), for the following purpose:

(1)   To elect seven directors to hold office until the next annual meeting of shareholders or until their successors are elected and qualified.

(2)   To ratify the appointment of Manning Elliott as the Company's independent auditors for the years ending May 31, 2005 and May 31, 2006.

(3)   To ratify and confirm the repeal of existing bylaws and adoption of new bylaws approved by the Board of Directors.

(4)   To transact such other business as may properly come before the meeting.

The board of directors of Douglas Lake Minerals Inc. hopes that you will find it convenient to attend the meeting in person. In any event, please mark, sign, date and return the enclosed proxy to make sure that your shares are represented at the meeting. If you attend the meeting, you may revoke the proxy you have sent in and vote your stock personally.

The Board of Directors has fixed the close of business on March 13, 2006 as the record date for the determination of shareholders entitled to notice of and to vote at such meeting. Shareholders are entitled to one vote for each share held. As of March 13, 2006, there were 5,380,732 shares of the Company's common which are entitled to vote at the meeting.

By Order of the Board of Directors,

/s/ Laurence Stephenson
Laurence Stephenson,
President and Director

March 13, 2006

Douglas Lake Minerals Inc.
Suite 520 - 470 Granville Street
Vancouver, British Columbia V6C 1V5, Canada
Tel: (604) 780-7659

PROXY STATEMENT

Annual Meeting of Shareholders
To Be Held On April 7, 2006

The accompanying proxy is solicited by the Board of Directors of the Company for voting at an annual meeting of shareholders to be held at Suite 1200, 999 West Hastings Street, Vancouver, British Columbia, Canada, on April 7, 2006, at 10:00 a.m. (local time) and at any and all adjournments of such meeting (the "Annual Meeting"). If the proxy is executed and returned, it will be voted at the meeting in accordance with any instructions, and if no specification is made, the proxy will be voted for the proposals set forth in the accompanying notice of the Annual Meeting. Shareholders who execute proxies may revoke them at any time before they are voted, either by writing to the Company at the address set forth on page one or in person at the time of the meeting. Additionally, any later dated proxy will revoke a previous proxy from the same shareholder.

VOTING SECURITIES

Only the holders of record at the close of business on March 13, 2006, (the "Record Date") will be entitled to vote at the Annual Meeting. On the Record Date, the Company had 5,380,732 outstanding shares of common stock. Other than the common stock, the Company had no other class of equity securities outstanding. Each share of the common stock is entitled to one vote and votes may be cast either in person or by proxy. There was no other class of voting securities outstanding at that date.

VOTING PROCEDURES

The affirmative vote of a majority of the shares of the Company's common stock, present at the meeting in person or by proxy, if a quorum exists, is required to elect the directors and to approve the other proposals to come before the meeting. A quorum consists of stockholders representing, either in person or by proxy, a majority of the number of outstanding common stock entitled to vote at the Annual Meeting. Cumulative voting is not allowed in the election of directors.

Shares of the Company's common stock represented by properly executed proxies that reflect abstentions or "broker non-votes" will be counted as present for purposes of determining the presence of a quorum at the Annual Meeting. "Broker non-votes" represent shares held by brokerage firms in "street-name" with respect to which the broker has not received instructions from the customer or otherwise does not have discretionary voting authority. Abstentions and broker non-votes will have the same effect as votes against the proposals to be considered at the meeting.

This Proxy Statement and the accompanying proxy are being sent on or about March 21, 2006, to stockholders entitled to vote at the Annual Meeting of Stockholders.

PROPOSAL NO. 1
ELECTION OF DIRECTORS

Seven directors are to be elected at the Annual Meeting to hold office until the next annual meeting of shareholders or until their successors are elected and qualified. It is the intention of the persons named in the accompanying proxy to vote for the election of the nominees listed below. It is not expected that any of the

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nominees will become unavailable for election as a director, but if any nominee should become unavailable for election as a director prior to the meeting, proxies will be voted for another nominee to be designated by the Board of Directors.

Directors will be elected by a plurality of the votes cast. "Plurality" means that the individuals who receive the largest number of votes are elected as Directors up to the maximum number of Directors to be chosen at the meeting. A properly executed proxy marked "withhold" with respect to the election of one or more directors will not be voted with respect to the director or directors indicated, although it will be counted for purposes of determining whether a quorum is present for the transaction of business at the meeting. An abstention, broker non-vote or instructions on the proxy card to withhold a vote will have no effect on the outcome in the election of directors.

Certain information concerning the past and present principal occupations of the Company's nominees follows:

Name	Age	Present position with the Company
Antonia Bold-de-Haughton	45	None
Kulvinder Matharu	41	Vice President of African Affairs
Honorable Joseph Rugumyamheto	over 60	None
Gurpreet Singh Sangha	40	None
Harpreet Singh Sangha	42	None
Laurence Stephenson	57	President and a Director
Honorable Daniel Yona	over 60	None

THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE FOR THE ELECTION OF THE DIRECTORS AND NOMINEES TO THE BOARD OF DIRECTORS LISTED ABOVE.

Antonia Bold-de-Haughton B.A., M.B.A. Corporate Administrator: Ms. Haughton has 16 years of experience in finance, strategic corporate management and governance. She has held directorships in private and public companies, has sat on advisory boards and is a practicing Arbitrator. Ms. Haughton was educated at Oxford University, England.

Kulvinder Matharu was appointed our Vice President of African Affairs on January 20, 2006. Mr. Matharu was appointed our Vice President of African Affairs on January 20, 2006. Mr. Matharu graduated from the University of Manitoba in 1991 with a Bachelors degree in Science. For the past 5 years Mr. Matharu was employed by KBT Discovery Group Tanzania Limited, of Tanzania, a company engaged in the business of concession acquisition and infra structure development, in the position of V.P. Business Development. Prior to which Kulvinder Matharu worked for Minnetonka Brands a division of Colgate Palmolive where he managed the forecasting and business development departments. Mr. Matharu is the principal of the vendors that entered into an agreement to sell the Tanzanian prospecting licences to the Company in August 2005.

Honorable Joseph Rugumyamheto retired in January 2006 after 30 years of public service. For the past five years, Hon. Rugumyamheto has been the Permanent Secretary in the President's Office of Tanzania, reporting directly to the President of Tanzania. Hon. Rugumyamheto graduated from Ivy League schools in the US. He was responsible for all civil servants in the government.

Gurpreet Singh Sangha was appointed our Chief Financial Officer on June 1, 2005. Mr. Sangha is presently self-employed and has been providing management consulting services to various companies since 2004. From 2002 to 2004, Mr. Sangha was manager with Terminal Sawmills Ltd., and from 1999 to 2002, Mr. Sangha was human resources manager of Weyehauser Co. Mr. Sangha has over 25 years of experience in various manager roles in the natural resource industry.

Harpreet Singh Sangha has over 18 years experience in business financing with specific interest in public company development. Mr. Sangha is an investment advisor at Global Securities Corporation, and possesses a unique combination of fund raising and managerial skills that will be instrumental in advancing the Company toward a prominent global position.

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Laurence Stephenson has been the President and Director since our Company's inception on January 5, 2004. Mr. Stephenson graduated from Carleton University in 1975 with a Bachelor of Science degree in Geology. In 1985, he graduated from York University with a Masters of Business Administration. He is registered as a Professional Engineer for the Province of Ontario (1981) and currently a member in good standing. With over 30 years experience in the field of mining exploration he has the experience to guide new companies through the effective use of financing in their exploration program. For the past five years, Mr. Stephenson was a self-employed consulting geologist. Since January 2004, Mr. Stephenson is also a director of Tylerstone Ventures Corp. and Armitage Mining Corp., both companies are subject to the reporting requirements of the Securities Exchange Act of 1934. Mr. Stephenson is also the President and a director of Sutcliffe Resources Ltd., a junior exploration company trading on the TSX Venture Exchange doing exploration in British Columbia and Russia.

Honorable Daniel Yona retired in January 2006 after 25 years in politics. Hon. Yona has been the Head of Central Bank of Tanzania, the Minister of Foreign Affairs and Minister of Mining and Energy until his retirement in 2006. Hon. Yona graduated from Ivy League schools in the US.

Retiring Directors

Steven Johnston has been the Secretary, Treasurer and Director since our Company's inception on January 5, 2004. Mr. Johnston will stay as director and officer of the Company until the Annual Meeting but has decided not to stand for re-election as a director and officer of the Company. Mr. Johnston does not have a disagreement with the Company on any matter relating to the Company's operations, policies or practices, and the Company did not receive a letter describing any disagreement from Mr. Johnston.

Family Relationships

Except for Gurpreet Singh Sangha, our CFO and a nominee director, and Harpreet Singh Sangha, a nominee director, who are brothers, there are no family relationships between any two or more of our directors or executive officers. There is no arrangement or understanding between any of our directors or executive officers and any other person pursuant to which any director or officer was or is to be selected as a director or officer, and there is no arrangement, plan or understanding as to whether non-management shareholders will exercise their voting rights to continue to elect the current board of directors. There are also no arrangements, agreements or understandings to our knowledge between non-management shareholders that may directly or indirectly participate in or influence the management of our affairs.

Involvement in Certain Legal Proceedings

To the best of our knowledge, during the past five years, none of the following occurred with respect to a present or former director or executive officer of the Company: (1) any bankruptcy petition filed by or against any business of which such person was a general partner or executive officer either at the time of the bankruptcy or within two years prior to that time; (2) any conviction in a criminal proceeding or being subject to a pending criminal proceeding (excluding traffic violations and other minor offenses); (3) being subject to any order, judgment or decree, not subsequently reversed, suspended or vacated, of any court of any competent jurisdiction, permanently or temporarily enjoining, barring, suspending or otherwise limiting his involvement in any type of business, securities or banking activities; and (4) being found by a court of competent jurisdiction (in a civil action), the Securities and Exchange Commission or the commodities futures trading commission to have violated a federal or state securities or commodities law, and the judgment has not been reversed, suspended or vacated.

Board Meetings And Committees

The Board of Directors held no meetings during the Company's fiscal year ended May 31, 2005. All actions by the Board during the year were conducted by resolutions adopted by unanimous written consent. The Board meets on an as needed basis.

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The Board of Directors currently does not have an Audit Committee and does not have an audit committee financial expert.

For purposes of electing directors at its annual meeting the Company does not have a nominating committee or a committee performing similar functions. The Company's board of directors does not believe a nominating committee is necessary since the Company only has two directors.

All members of the Board of Directors participate in the consideration of director nominees. The Board does not have a policy with regard to the consideration of any director candidates recommended by security holders. The Board of Directors believes that a policy is not necessary because the directors have access to a sufficient number of excellent candidates from which to select a nominee when a vacancy occurs on the Board. Individual directors will generally recommend candidates for consideration by the Board. The Board generally seeks candidates with a broad business background and who may also have a specific expertise in such areas as mineral exploration, mining, law, accounting, banking or investment banking.

The Company does not have a compensation committee or a committee performing similar functions. Compensation of the Company's President is negotiated between the Board and the President, which the Board feels is suitable, primarily by comparison of the remuneration paid by other reporting issuers that the Board feels are similarly placed within the same business of the Company.

Communications with the Board of Directors

Shareholders may communicate directly with the Board of Directors. All communications should be directed to the Company's Board of Directors at the address below and should prominently indicate on the outside of the envelope that it is intended for the Board of Directors or for non-management directors. If no party is specified, the communication will be forwarded to the entire Board of Directors. The communication will not be screened and will be forwarded unopened to the intended recipient. Shareholder communications to the Board of Directors should be sent to:

Attention: Board of Directors
Douglas Lake Minerals Inc.
Suite 520 - 470 Granville Street
Vancouver, British Columbia V6C 1V5, Canada

Information Regarding Beneficial Ownership of Principal Shareholders, Directors and Management

The following table sets forth certain information as of March 13, 2006 concerning the common stock owned by each officer, director and nominee of the Company, and each other person known to the Company to be the beneficial owner of more than five percent of the Company's common stock. Unless otherwise indicated, the address for each listed stockholder is c/o Douglas Lake Minerals Inc., Suite 520 - 470 Granville Street, Vancouver, British Columbia V6C 1V5, Canada.

Name and Address	Shares Owned	Percentage
Antonia Bold-de-Haughton Nominee Director	30,000	0.6%
Steven Johnston Director, Secretary and Treasurer	100,000	1.9%
Kulvinder Matharu Vice President of African Affairs and Nominee Director	Nil	Nil%

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Name and Address	Shares Owned	Percentage
Antonia Bold-de-Haughton Nominee Director	30,000	0.6%
Steven Johnston Director, Secretary and Treasurer	100,000	1.9%
Kulvinder Matharu Vice President of African Affairs and Nominee Director	Nil	Nil%
Honorable Joseph Rugumyamheto Nominee Director	Nil	Nil%
Gurpreet Singh Sangha Chief Financial Officer and Nominee Director	10,000	0.2%
Harpreet Singh Sangha Nominee Director	1,000	0.0%
Laurence Stephenson President and Director	100,000	1.9%
Honorable Daniel Yona Nominee Director	Nil	Nil%
Atmajit Aujla Surrey, BC Holder of more than 5% of outstanding stock	1,650,000	30.7%
CEDE & CO New York, NY	1,115,984	20.7%
All officers and directors as group (4 persons)	210,000	3.9%

All officers, directors and nominees as group (8 persons)	241,000	4.5%

Information Regarding Executive Compensation

Cash Compensation

The following table sets forth in summary form the compensation received by (i) the Principal Executive Officer of the Company and (ii) by each other executive officer of the Company who received in excess of $100,000 during the fiscal years ending May 31, 2004, and May 31, 2005. The Company was incorporated on January 5, 2004.
Name and Principal Position	Fiscal Year	Salary	Bonus	Other Annual Compen- sation	Restricted Stock Awards	Options Granted
Laurence Stephenson President (Principal Executive Officer)	2005 2004	$25,000 (1) $0	$0 $0	$47,600 (2) $0	$0 $0	$0 $0

(1) Management fees paid pursuant to a 12-month consulting agreement between the Company and Mr. Stephenson.

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(2) Payment for geological services provided by Mr. Stephenson related to evaluation of potential Tanzanian mineral properties, pursuant to a consulting services agreement between the Company and Kokanee Placer Ltd., a private company owned by Mr. Stephenson.

During the fiscal year ended May 31, 2005, we did not have any stock option, retirement, pension, or profit sharing plans for the benefit of our officers and directors.

Option/SAR Grants

No individual grants of stock options, whether or not in tandem with stock appreciation rights ("SARs") and freestanding SARs have been made to any executive officer or any director since our inception, accordingly, no stock options have been exercised by any of the officers or directors in the fiscal year ended May 31, 2005.

Long-Term Incentive Plan Awards

We do not have any long-term incentive plans that provide compensation intended to serve as incentive for performance to occur over a period longer than one fiscal year, whether such performance is measured by reference to our financial performance, our stock price, or any other measure.

Compensation of Directors

The directors did not receive any compensation for serving as members of the Board of Directors. The Board has not implemented a plan to award options. There are no contractual arrangements with any member of the Board of Directors.

Indemnification

Our Bylaws and sections 78.7502 and 78.751 of the Nevada Revised Statutes provide for indemnification of our officers and directors in certain situations where they might otherwise personally incur liability, judgments, penalties, fines and expenses in connection with a proceeding or lawsuit to which they might become parties because of their position with the Company. We have authorized the indemnification of our officer and director to the full extent available under the Nevada Revised Statutes.

To the extent that indemnification may be related to liability arising under the Securities Act, the Securities and Exchange Commission takes the position that indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable.

Compensation of Directors

Standard Arrangements. The Company does not pay its directors for attending meetings of the Board of Directors, although the Company expects to adopt a director compensation policy in the future. The Company has no standard arrangement pursuant to which directors of the Company are compensated for any services provided as a director or for committee participation or special assignments.

Other Arrangements. Except as disclosed elsewhere in this report, no other director of the Company received any form of compensation from the Company during the year ended May 31, 2005. The same level of compensation is projected for fiscal 2005.

Employment Contracts

The Company entered into a 12-month consulting agreement dated January 2, 2005, with Laurence Stephenson, the President of the Company, to provide management services to the Company. The Company has agreed to pays Mr. Stephenson $5,000 per month ($60,000 per year) for management fees.

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The Company entered into a 12-month consulting services agreement dated January 2, 2005, with Kokanee Placer Ltd., a private company owned by Mr. Stephenson, to provide professional geological services to the Company.

Certain Relationships and Related Transactions

The Company received donated services to December 31, 2004 from the President of the Company valued at $500 per month. During the six month period ended November 30, 2004, the Company recognized a total of $3,000, for donated services.

In January 2005, the Company entered into a twelve month Agreement to pay the President of the Company $5,000 per month ($60,000 per year) for management fees. During the period ended November 30, 2005, the Company incurred $30,000 in management fees provided by the President of the Company.

During the six months ended November 30, 2005, the Company advanced a total of $10,000 ($5,000 to a company owned by the President, and $5,000 to the President). The advances were for mineral property exploration costs and travel expenses related to the Tanzania mineral property.

During the six months ended November 30, 2005, the Company owed the President $15,000 in management fees, and owed a director of the Company $17,283 for expenses paid on behalf of the Company.

On August 4, 2005, we entered into three agreements to acquire five prospecting licenses to five properties in Tanzania, which cover an area of approximately 1,037.4 square kilometers in Tanzania. The three corporate vendors are controlled by a nominee director, Kulvinder Matharu. The three agreements for the five prospective licenses were amended on November 10, 2005 and again on December 1, 2005. The acquisitions are subject to our due diligence and subject to us being able to close on our acquisition of three prospecting licenses concurrently. Titles to the three properties having been registered in the Company's name, however, the Company has some outstanding due diligence to perform before it completes the transaction and issues the vendors 16,000,000 restricted stock as payment for the acquisitions. The other two properties are currently in the name of Atlas Africa Limited, a Tanzanian company, which is not controlled by Kulvinder Matharu. KBT Discovery Group Tanzania Ltd., a vendor and party to our agreement, has entered into a agreement with Atlas and an option to enter into a joint venture with Atlas. Within 120 days after the first closing, KBT will cause Atlas to terminate the agreements and transfer the two properties to our name, upon which time we have to pay the vendors $25,000 cash and another $50,000 cash within 6 months from the date the $25,000 is paid.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934 requires directors, executive officers and 10% or greater shareholders of the Company ("Reporting Persons") to file with the Securities and Exchange Commission initial reports of ownership (Form 3) and reports of changes in ownership of equity securities of the Company (Form 4 and Form 5) and to provide copies of all such forms as filed to the Company. To the Company's knowledge, based solely on its review of the copies of such reports furnished to the Company and written representations that certain reports were not required, during the fiscal year ended May 31, 2005, the Reporting Persons have complied with all applicable Section 16(a) filing requirements, except as follows:

Steven Johnston, a director of the Company, was late in filing a Form 4 on his acquisition of shares. Duff Reid, a holder of more than 10% of shares of the Company, did not file a Form 3 on his disposition of shares. Atmajit Aujla, a holder of more than 10% of shares of the Company, did not file a Form 3 on his acquisition of shares. Gurpreet (Gus) Singh Sangha, our CFO, was late in filing a Form 3.

We do not know whether reports have been filed by any other beneficial owners as required by Section 16(a) of the Exchange Act during the period covered by this report.

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PROPOSAL NO. 2
INDEPENDENT PUBLIC ACCOUNTANTS

Ratification Of Appointment Of Independent Auditors

The Board of Directors of the Company has appointed Manning Elliott as independent auditors of the Company for the years ending May 31, 2005 and May 31, 2006. Manning Elliott has served as the Company's independent auditors since May 31, 2004. Although stockholder ratification of the selection of Manning Elliott is not required, the Board considers it desirable for stockholders to pass upon the selection of auditors, and recommends that stockholders vote for ratification of such appointment.

The Company has been advised by Manning Elliott that neither that firm nor any of its associates has any relationship with the Company other than the usual relationship that exists between independent chartered accountants and clients.

It is expected that one or more representatives of Manning Elliott will be present at the meeting and will have the opportunity to make a statement if they so desire and will be available to respond to appropriate questions of stockholders.

Principal Accounting Firm Fees

The fees billed to the Company for the fiscal year ended May 31, 2005 by Manning Elliott and its affiliates were as follows.

1) Audit Fees - The aggregate fees billed us for each of the last two fiscal years for professional services rendered by our principal accountant for the audit of our annual financial statements and review of our quarterly financial statements is $7,750 for the fiscal year ended May 31, 2005 and $nil for the fiscal year ended May 31, 2004.

2) Audit-Related Fees - $nil.

3) Tax Fees - $nil.

4) All Other Fees - $nil.

5) Not applicable.

6) Not Applicable.

The Board of Directors is of the opinion that audit and other fees charged by its auditor Manning Elliott during fiscal year 2005 is consistent with Manning Elliott being independent from Douglas Lake Minerals Inc.

THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE FOR THE RATIFICATION OF THE APPOINTMENT OF MANNING ELLIOTT AS THE COMPANY'S INDEPENDENT AUDITORS FOR THE FISCAL YEARS 2005 AND 2006.

PROPOSAL NO. 3
REPEAL OF EXISTING BYLAWS AND ADOPTION OF NEW BYLAWS

On March 3, 2006 the Board of Directors repealed the existing bylaws and approved and adopted an amended and restated bylaws in the form and content attached to this proxy statement as Schedule "A". The following information is intended as a brief description of the amended and restated bylaws and is qualified in its entirety by the full text of the bylaws attached to this proxy statement.

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Number of Directors and Qualification. The authorized number of directors of the Company shall be not less than one (1) nor more than fifteen (15) as fixed from time to time by resolution of the Board of Directors or by shareholders at the annual meeting; provided that no decrease in the number of directors shall shorten the term of any incumbent directors. Newly created directorships resulting from an increase in the number of directors and vacancies occurring in the Board for any reason may be filled only by (a) the affirmative votes of a majority of the remaining directors or, (b) if there are no such remaining directors, then by a plurality of the votes cast by shareholders that, as of the date such vacancy is filled, would be entitled to elect such directorship at the next annual meeting of shareholders, voting as a separate class at a meeting, special or otherwise.

Quorum. At all meetings of stockholders, except where a greater requirement is provided by statute, the presence, in person or by proxy duly authorized, of the holder or holders of 10% of the outstanding shares of the Company's common voting stock shall constitute a quorum for the transaction of business. The quorum requirement is being reduced from a majority (pursuant to the existing bylaws) to 10% (pursuant to the new amended and restated bylaws).

Indemnification of Directors and Officers. The bylaws provide that the Company will indemnify its officers and directors for any liability including reasonable costs of defense arising out of any act or omission of any officer or director on behalf of the Company to the full extent allowed by the laws of the State of Nevada, if the officer or director acted in good faith and in a manner the officer or director reasonably believed to be in, or not opposed to, the best interests of the Company, and, with respect to any criminal action or proceeding, had no reasonable cause to believe the conduct was unlawful.

Anti-takeover State Laws. Nevada Revised Statutes sections 78.378 to 78.379 provide state regulation over the acquisition of a controlling interest in certain Nevada corporations unless the articles of incorporation or bylaws of the Company provide that the provisions of these sections do not apply. The statute creates a number of restrictions on the ability of a person or entity to acquire control of a Nevada company by setting down certain rules of conduct and voting restrictions in any acquisition attempt, among other things. The new bylaws state that these provisions do not apply.

Amendments to Bylaws. The new bylaws may be altered, amended or repealed by the Board or by the affirmative vote of a majority of voting shareholders.

Board Recommendation

The affirmative vote of holders of a majority of the shares of common stock represented at the meeting is required to ratify, confirm and approve the bylaws of the Company. THE COMPANY'S BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS VOTING "FOR" PROPOSAL NO. 3.

PROPOSALS FOR 2007 ANNUAL MEETING

Any proposal which a stockholder wishes to have presented at the 2006 Annual Meeting of Stockholders, must be received at the office of the Company by November 21, 2006. If such proposal is in compliance with all of the requirements of Rule 14a-8 of the Exchange Act, it will be included in the Proxy Statement and set forth on the form of proxy issued for the next Annual Meeting of Stockholders. It is urged that any such proposals be sent by certified mail, return receipt requested.

INTEREST OF CERTAIN PERSONS IN MATTERS TO BE ACTED UPON

Other than as set forth in this Proxy Statement, none of the directors or senior officers of the Company, who has held the position at any time since the beginning of the last completed fiscal year of the Company, nor any proposed nominee of the Management of the Company for election as a director of the Company, nor any associate or affiliate of the foregoing persons has any material interest, direct or indirect, by way of beneficial ownership of securities or otherwise in any matter to be acted upon at the Meeting (other than the election of

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directors or the appointment of auditors and any interest from the ownership of shares of the Company where the shareholder received no extra or special benefit or advantage not shared on a pro rata basis by all holders of shares in the capital of the Company).

ANNUAL REPORT ON FORM 10-KSB - INCORPORATION BY REFERENCE

The Company's audited financial statements and management's discussion and analysis for the fiscal year ended May 31, 2005, included in the Company's Annual Report on Form 10-KSB for the fiscal year ended May 31, 2005, are hereby incorporated by reference and a copy of the Form 10-KSB is enclosed with this proxy statement.

OTHER MATTERS

Each proxy solicited hereby also confers discretionary authority on the Board of Directors of the Company to vote the proxy with respect to the approval of the minutes of the last meeting of stockholders, the election of any person as director if a nominee is unable to serve or for good cause will not serve, matters incident to the conduct of the meeting, and upon such other matters as may properly come before the Annual Meeting. Management is not aware of any business that may properly come before the Annual Meeting other than those matters described above in this Proxy Statement. However, if any other matters should properly come before the Annual Meeting, it is intended that the proxies will be voted with respect to those other matters in accordance with the judgment of the persons voting the proxies.

The cost of solicitation of proxies will be borne by the Company. The Company will reimburse brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending proxy materials to the beneficial owners of the Company's common stock. In addition to solicitations by mail, directors, officers and employees of the Company may solicit proxies personally or by telephone without additional compensation.

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Schedule "A"

AMENDED AND RESTATED BYLAWS
OF
DOUGLAS LAKE MINERALS INC.
(the "Corporation")

(A Nevada Corporation)

ARTICLE 1

OFFICES

Section 1.01 - Principal And Registered Office.

The Corporation may have a principal office either within or outside the State of Nevada as the Corporation's board of directors (the "Board") may designate or as the business of the Corporation may require from time to time.

Section 1.02 - Other Offices.

Branch or subordinate offices may at any time be established by the Board at any place or places wherein the Corporation is qualified to do business.

ARTICLE 2

MEETINGS OF SHAREHOLDERS

Section 2.01 - Meeting Place.

All annual meetings of shareholders and all other meetings of shareholders shall be held either at the principal office or at any other place within or outside the State of Nevada which may be designated either by the Board, pursuant to authority hereinafter granted, or by the written consent of all shareholders entitled to vote thereat, given either before or after the meeting and filed with the secretary of the Corporation.

Section 2.02 - Annual Meetings.

A. The annual meeting of the shareholders shall be held at such time on such day as shall be fixed by the Board for the purpose of electing directors and for the transaction of such other business as may come before the meeting. If the election of directors shall not be held on the day designated herein for any annual meeting of the shareholders, or at any adjournment thereof, the Board shall cause the election to be held at a special meeting of the shareholders as soon thereafter as may be convenient.

B. Written notice of each annual meeting signed by the president or vice president, or the secretary, or an assistant secretary, or by such other person or persons as the Board may designate, shall be given to each shareholder entitled to vote thereat, either personally or by mail or other means of written communication, charges prepaid, addressed to such shareholder at his address appearing on the books of the Corporation or given by him to the Corporation for the purpose of notice. If a shareholder gives no address, notice shall be deemed to have been given to him if sent by mail or other means of written communication addressed to the place where the principal office of the Corporation is situated, or if published at least once in some newspaper of general circulation in the county in which said office is located. All such notices shall be sent to each shareholder entitled thereto, or published, not less than ten (10) nor more than sixty (60) days before each annual meeting, and shall specify the place, the day and the hour of such meeting, and shall also state the purpose or purposes for which the meeting is called.

C. Failure to hold the annual meeting shall not constitute dissolution or forfeiture of the Corporation, and a special meeting of the shareholders may take the place thereof.

Section 2.03 - Special Meetings.

Special meetings of the shareholders, for any purpose or purposes whatsoever, may be called at any time by the president or by the Board, or by one or more shareholders holding not less that twenty-five percent (25%) of the voting power of the Corporation. Except in special cases where other express provision is made by statute, notice of such special meetings shall be given in the same manner as for annual meetings of shareholders. Notices of any special meeting shall specify in addition to the place, day and hour of such meeting, the purpose or purposes for which the meeting is called.

Section 2.04 - Adjourned Meetings And Notice Thereof.

A. Any shareholders' meeting, annual or special, whether or not a quorum is present, may be adjourned from time to time by the vote of a majority of the shares, the holders of which are either present in person or represented by proxy thereat, but in the absence of a quorum, no other business may be transacted at any such meeting.

B. When any shareholders' meeting, either annual or special, is adjourned for sixty (60) days or more, notice of the adjourned meeting shall be given as in the case of an original meeting. Otherwise, it shall not be necessary to give any notice of an adjournment or of the business to be transacted at an adjourned meeting, other than by announcement at the meeting at which such adjournment is taken.

Section 2.05 - Entry Of Notice.

Whenever any shareholder entitled to vote has been absent from any meeting of shareholders, whether annual or special, an entry in the minutes to the effect that notice has been duly given shall be conclusive and incontrovertible evidence that due notice of such meeting was given to such shareholder, as required by law and these bylaws.

Section 2.06 - Voting.

At all annual and special meetings of shareholders, each shareholder entitled to vote thereat shall: on a poll have one vote for each share of stock so held and represented at such meetings, either in person or by written proxy; or on a vote by show of hands, every person present who is a shareholder or proxy holder and entitled to vote on the matter has one vote, unless the Corporation's articles of incorporation, as amended from time to time, (the "Articles") provide otherwise, in which event, the voting rights, powers and privileges prescribed in the Articles shall prevail. Upon demand of any shareholder, upon any question at any meeting, shall be by ballot. If a quorum is present at a meeting of the shareholders, the vote of a majority of the shares represented at such meeting shall be sufficient to bind the Corporation, unless otherwise provided by law or the Articles.

Section 2.08 - Motion Need Not be Seconded

No motion proposed at a meeting of shareholders need be seconded unless the chair of the meeting rules otherwise, and the chair of any meeting of shareholders is entitled to propose or second a motion.

Section 2.09 - Casting Vote by Chair

In case of an equality of votes, either on a show of hands or on a poll, the chair of a meeting of shareholders has a second or casting vote in addition to the vote or votes to which the chair may be entitled as a shareholder or proxy holder.

Section 2.10 - Quorum.

The presence in person or by proxy of the holders of 10% of the outstanding shares entitled to vote at any meeting shall constitute a quorum for the transaction of business, except as otherwise provided by Nevada corporate law and the Articles. The shareholders present at a duly called or held meeting at which a quorum is present may continue to do business until adjournment, notwithstanding the withdrawal of enough shareholders to leave less than a quorum.

Section 2.11 - Consent Of Absentees.

The transactions of any meeting of shareholders, either annual or special, however called and notice given thereof, shall be as valid as though done at a meeting duly held after regular call and notice, if a quorum be present either in person or by proxy, and if, either before of after the meeting, each of the shareholders entitled to vote, not present in person or by proxy, sign a written Waiver of Notice, or a consent to the holding of such meeting, or an approval of the minutes thereof. All such waivers, consents or approvals shall be filed with the corporate records or made a part of the minutes of such meeting.

Section 2.12 - Proxies.

Every person entitled to vote or execute consents shall have the right to do so either in person or by an agent or agents authorized by a written proxy executed by such person or his duly authorized agent and filed with the secretary of the Corporation; provided however, that no such proxy shall be valid after the expiration of six (6) months from the date of its execution, unless the shareholder executing it specifies therein the length of time for which such proxy is to continue in force, which in no case shall exceed seven (7) years from the date of its execution.

Section 2.12 - Shareholder Action Without A Meeting.

Any action required or permitted to be taken at a meeting of the shareholders may be taken without a meeting if a written consent thereto is signed by shareholders holding at least a majority of the voting power, except that if a different proportion of voting power is required for such an action at a meeting, then that proportion of written consents is required. In no instance where action is authorized by this written consent need a meeting of shareholders be called or notice given. The written consent must be filed with the proceedings of the shareholders.

ARTICLE 3

BOARD OF DIRECTORS

Section 3.01 - Powers.

Subject to the limitations of the Articles, these bylaws, and the provisions of Nevada corporate law as to action to be authorized or approved by the shareholders, and subject to the duties of directors as prescribed by these bylaws, all corporate powers shall be exercised by or under the authority of, and the business and affairs of the Corporation shall be controlled by, the Board. Without prejudice to such general powers, but subject to the same limitations, it is hereby expressly declared that the directors shall have the following powers:

A. To select and remove all the other officers, agents and employees of the Corporation, prescribe such powers and duties for them as are not inconsistent with law, with the Articles, or these bylaws, fix their compensation, and require from them security for faithful service.

B. To conduct, manage and control the affairs and business of the Corporation, and to make such rules and regulations therefore not inconsistent with the law, the Articles, or these bylaws, as they may deem best.

C. To change the principal office for the transaction of the business if such change becomes necessary or useful; to fix and locate from time to time one or more subsidiary offices of the Corporation within or without the State of Nevada, as provided in Section 1.02 of Article 1 hereof; to designate any place within or without the State of Nevada for the holding of any shareholders' meeting or meetings; and to adopt, make and use a corporate seal, and to prescribe the forms of certificates of stock, and to alter the form of such seal and of such certificates from time to time, as in their judgment they may deem best, provided such seal and such certificates shall at all times comply with the provisions of law.

D. To authorize the issuance of shares of stock of the Corporation from time to time, upon such terms as may be lawful, in consideration of money paid, labor done or services actually rendered, debts or securities canceled, or tangible or intangible property actually received, or in the case of shares issued as a dividend, against amounts transferred from surplus to stated capital. To describe and determine the preferences, conversion and other rights, voting powers, restrictions, limitations as to dividends, and qualifications and rights of any Preferred Stock to be issued by the Corporation.

E. To borrow money and incur indebtedness for the purposes of the Corporation, and to cause to be executed and delivered therefore, in the corporate name, promissory notes, bonds, debentures, deeds of trust, mortgages, pledges, hypothecation or other evidences of debt and securities therefore.

F. To appoint an executive committee and other committees and to delegate to the executive committee any of the powers and authority of the Board in management of the business and affairs of the Corporation, except the power to declare dividends and to adopt, amend or repeal bylaws. The executive committee shall be composed of one or more directors.

Section 3.02 - Number And Qualification Of Directors.

The number of directors of the Corporation shall not be less than one or more than fifteen directors. The number of directors may at any time be increased or decreased by resolution of the Board of Directors or by the shareholders at the annual meeting, provided that no decrease in the number of directors shall shorten the term of any incumbent directors. Directors need not be shareholders of the Corporation or residents of the State of Nevada.

Section 3.03 - Election And Term Of Office.

The directors shall be elected at each annual meeting of shareholders, but if any such annual meeting is not held, or the directors are not elected thereat, the directors may be elected at any special meeting of shareholders. All directors shall hold office until their respective successors are elected.

Section 3.04 - Newly Created Directorships and Vacancies

Unless otherwise provided in the Articles of the Corporation, newly created directorships resulting from an increase in the number of directors and vacancies occurring in the Board for any reason, including the removal of directors without cause, may be filled only by (a) the affirmative votes of a majority of the remaining directors; or (b) if there are no such remaining directors, then by a plurality of the votes cast by shareholders that, as of the date such vacancy is filled, would be entitled to elect such directorship at the next annual meeting of shareholders, voting as a separate class at a meeting, special or otherwise. A director elected to fill a vacancy shall be elected to hold office until a successor is elected and qualified.

Section 3.05 - Vacancies.

A. Vacancies in the Board may be filled by a majority of the remaining directors, though less than a quorum, or by a sole remaining director, and each director so elected or appointed shall hold office until his successor is elected at an annual or a special meeting of the shareholders.

B. A vacancy or vacancies in the Board shall be deemed to exist in case of the death, resignation or removal of any director, or if the authorized number of directors be increased, or if the shareholders fail at any annual or special meeting of shareholders at which any director or directors are elected to elect the full authorized number of directors to be voted for at that meeting.

C. The shareholders may elect a director or directors at any time to fill any vacancy or vacancies not filled by the directors.

D. No reduction of the authorized number of directors shall have the effect of removing any director unless also authorized by a vote of the shareholders.

Section 3.06 - Resignation.

Any director may resign at any time by delivering his written resignation to the Board, in the event of an officer who is not the president, to the president, in the event of an officer who is not the secretary, to the secretary. Any such resignation shall take effect on the date such notice is received or at any later time specified therein; and, unless otherwise specified therein, the acceptance of such resignation shall not be necessary to make it effective.

ARTICLE 4

ALTERNATE DIRECTORS

Section 4.01 - Appointment of Alternate Director

Any director (an "appointor") may by notice in writing received by the Corporation appoint any person (an "appointee") who is qualified to act as a director to be his or her alternate to act in his or her place at meetings of the directors or committees of the directors at which the appointor is not present unless (in the case of an appointee who is not a director) the directors have reasonably disapproved the appointment of such person as an alternate director and have given notice to that effect to his or her appointor within a reasonable time after the notice of appointment is received by the Corporation.

Section 4.02 - Notice of Meetings

Every alternate director so appointed is entitled to notice of meetings of the directors and of committees of the directors of which his or her appointor is a member and to attend and vote as a director at any such meetings at which his or her appointor is not present.

Section 4.03 - Alternate for More Than One Director Attending Meetings

A person may be appointed as an alternate director by more than one director, and an alternate director:

A. will be counted in determining the quorum for a meeting of directors once for each of his or her appointors and, in the case of an appointee who is also a director, once more in that capacity;

B. has a separate vote at a meeting of directors for each of his or her appointors and, in the case of an appointee who is also a director, an additional vote in that capacity;

C. will be counted in determining the quorum for a meeting of a committee of directors once for each of his or her appointors who is a member of that committee and, in the case of an appointee who is also a member of that committee as a director, once more in that capacity; and

D. has a separate vote at a meeting of a committee of directors for each of his or her appointors who is a member of that committee and, in the case of an appointee who is also a member of that committee as a director, an additional vote in that capacity.

Section 4.04 - Consent Resolutions

Every alternate director, if authorized by the notice appointing him or her, may sign in place of his or her appointor any resolutions to be consented to in writing.

Section 4.05 - Alternate Director Not an Agent

Every alternate director is deemed not to be the agent of his or her appointor.

Section 4.06 - Revocation of Appointment of Alternate Director

An appointor may at any time, by notice in writing received by the Corporation, revoke the appointment of an alternate director appointed by him or her.

Section 4.07 - Ceasing to be an Alternate Director

The appointment of an alternate director ceases when:

A. his or her appointor ceases to be a director and is not promptly re-elected or re-appointed;

B. the alternate director dies;

C. the alternate director resigns as an alternate director by notice in writing provided to the Corporation or a lawyer for the Corporation;

D. the alternate director ceases to be qualified to act as a director; or

E. his or her appointor revokes the appointment of the alternate director.

Section 4.08 - Remuneration and Expenses of Alternate Director

The Corporation may reimburse an alternate director for the reasonable expenses that would be properly reimbursed if he or she were a director, and the alternate director is entitled to receive from the Corporation such proportion, if any, of the remuneration otherwise payable to the appointor as the appointor may from time to time direct.

ARTICLE 5

MEETINGS OF THE BOARD OF DIRECTORS

Section 5.01 - Place Of Meetings.

Regular meetings of the Board shall be held at any place within or without the State of Nevada which has been designated from time to time by resolution of the Board or by written consent of all members of the Board. In the absence of such designation, regular meetings shall be held at the principal office of the Corporation. Special meetings of the Board may be held either at a place so designated, or at the principal office. Failure to hold an annual meeting of the Board shall not constitute forfeiture or dissolution of the Corporation.

Section 5.02 - Organization Meeting.

Immediately following each annual meeting of shareholders, the Board shall hold a regular meeting for the purpose of organization, election of officers, and the transaction of other business. Notice of such meeting is hereby dispensed with.

Section 5.03 - Other Regular Meetings.

Other regular meetings of the Board shall be held, whether monthly or quarterly or by some other schedule, at a day and time as set by the president; provided however, that should the day of the meeting fall upon a legal holiday, then such meeting shall be held at the same time on the next business day thereafter which is not a legal holiday. Notice of all such regular meetings of the Board is hereby required.

Section 5.04 - Special Meetings.

A. Special meetings of the Board may be called at any time for any purpose or purposes by the president, or, if he is absent or unable or refuses to act, by any vice president, the secretary or by any two directors.

B. Written notice of the time and place of special meetings shall be delivered personally to each director or sent to each director by mail (including overnight delivery services such as Federal Express) or telegraph, charges prepaid, addressed to him at his address as it is shown upon the records of the Corporation, or if it is not shown upon such records or is not readily ascertainable, at the place in which the regular meetings of the directors are normally held. No such notice is valid unless delivered to the director to whom it was addressed at least twenty-four (24) hours prior to the time of the holding of the meeting. However, such mailing, telegraphing, or delivery as above provided herein shall constitute prima facie evidence that such director received proper and timely notice.

Section 5.05 - Notice of Meeting

Meetings of the Board shall be held from time to time and at such place as the board, the chairman of the Board, the managing director, the chief executive officer, president or any two (2) directors may determine, by giving notice stating the time and place of the meeting to each of the directors. Except as otherwise required by Nevada corporate law, such notice need not specify the purpose of or the business to be transacted at the meeting. Notices of Board meetings shall be given in accordance with Article 6 no less than 48 hours before the time when the meeting is to be held, except that notices sent by mail shall be sent no less than 5 days before the day of the meeting.

The board may appoint, by resolution, dates, times and places for regular meetings of the board. A copy of any such resolution shall be given to each director forthwith after being passed, but no other notice is required for any such meeting except where the Act requires the purpose of or the business to be transacted at a meeting to be specified.

Section 5.06 - Notice Of Adjournment.

Notice of the time and place of holding an adjourned meeting need not be given to absent directors, if the time and place be fixed at the meeting adjourned.

Section 5.07 - Waiver Of Notice.

The transactions of any meeting of the Board, however called and noticed or wherever held, shall be as valid as though a meeting had been duly held after regular call and notice, if a quorum be present, and if, either before or after the meeting, each of the directors not present sign a written waiver of notice or a consent to holding such meeting or an approval of the minutes thereof. All such waivers, consents or approvals shall be filed with the corporate records or made a part of the minutes of the meeting.

Section 5.08 - Quorum.

If the Corporation has only one director, then the presence of that one director constitutes a quorum. If the Corporation has only two directors, then the presence of both such directors is necessary to constitute a quorum. If the Corporation has three or more directors, then a majority of those directors shall be necessary to constitute a quorum for the transaction of business, except to adjourn as hereinafter provided. A director may be present at a meeting either in person or by telephone. Each director present at a meeting of the board shall have 1 vote on each motion arising. Every act or decision done or made by a majority of the directors present at a meeting duly held at which a quorum is present, shall be regarded as the act of the Board, unless a greater number be required by law or by the Articles. In the case of an equality of votes the chair of the meeting shall be entitled to a second or casting vote.

Section 5.09 - Chair of Board Meetings

The following individual is entitled to preside as chair at a meeting of the board:

A. the chief executive officer, if any, if the chief executive officer is a director;

B. in the absence of the chief executive officer, the chairman of the Board; or

C. any other director chosen by the directors if:

(i) neither the chief executive officer, if a director, nor the chairman of the Board is present at the meeting within 15 minutes after the time set for holding the meeting;

(ii) neither the chief executive officer, if a director, nor the chairman of the Board is willing to chair the meeting; or

(iii) the chief executive officer, if a director, and the chairman of the Board have advised the secretary, if any, or any other director, that they will not be present at the meeting.

Section 5.10 - Adjournment.

A quorum of the directors may adjourn any directors' meeting to meet again at a stated day and hour; provided however, that in the absence of a quorum, a majority of the directors present at any directors' meeting, either regular or special, may adjourn such meeting only until the time fixed for the next regular meeting of the Board.

Section 5.11 - Fees And Compensation.

Directors shall not receive any stated salary for their services as directors, but by resolution of the Board, a fixed fee, with or without expenses of attendance, may be allowed for attendance at each meeting. Nothing stated herein shall be construed to preclude any director from serving the Corporation in any other capacity as an officer, agent, employee, or otherwise, and receiving compensation therefore.

Section 5.12 - Action Without A Meeting.

Any action required or permitted to be taken at a meeting of the Board, or a committee thereof, may be taken without a meeting if, before or after the action, a written consent thereto is signed by all the members of the Board or of the committee. The written consent must be filed with the proceedings of the Board or committee.

ARTICLE 6

EXECUTIVE AND OTHER COMMITTEES

Section 6.01 - Appointment and Powers of Executive Committee

The directors may, by resolution, appoint an executive committee consisting of the director or directors that they consider appropriate, and this committee has, during the intervals between meetings of the board of directors, all of the directors' powers, except:

A. the power to fill vacancies in the board of directors;

B. the power to remove a director;

C. the power to change the membership of, or fill vacancies in, any committee of the directors; and

D. such other powers, if any, as may be set out in the resolution or any subsequent directors' resolution.

Section 6.02 - Appointment and Powers of Other Committees

The directors may, by resolution:

A. appoint one or more committees (other than the executive committee) consisting of the director or directors that they consider appropriate;

B. delegate to a committee appointed under Section 6.02(A) of this Article any of the directors' powers, except:

(i) the power to fill vacancies in the board of directors;

(ii) the power to remove a director;

(iii) the power to change the membership of, or fill vacancies in, any committee of the directors; and

(iv) the power to appoint or remove officers appointed by the directors; and

C. make any delegation referred to in Section 6.02(B) of this Article subject to the conditions set out in the resolution or any subsequent directors' resolution.

Section 6.03 - Obligations of Committees

Any committee appointed under Sections 6.01 or 6.02 of this Article, in the exercise of the powers delegated to it, must:

A. conform to any rules that may from time to time be imposed on it by the directors; and

B. report every act or thing done in exercise of those powers at such times as the directors may require.

Section 6.04 - Powers of Board

The directors may, at any time, with respect to a committee appointed under Sections 6.01 or 6.02 of this Article:

A. revoke or alter the authority given to the committee, or override a decision made by the committee, except as to acts done before such revocation, alteration or overriding;

B. terminate the appointment of, or change the membership of, the committee; and

C. fill vacancies in the committee.

Section 6.05 - Committee Meetings

Subject to Section 6.03(A) of this Article and unless the directors otherwise provide in the resolution appointing the committee or in any subsequent resolution, with respect to a committee appointed under Sections 6.01 or 6.02 of this Article:

A. the committee may meet and adjourn as it thinks proper;

B. the committee may elect a chair of its meetings but, if no chair of a meeting is elected, or if at a meeting the chair of the meeting is not present within 15 minutes after the time set for holding the meeting, the directors present who are members of the committee may choose one of their number to chair the meeting;

C. a member of the committee may participate in a meeting of the committee in person or by telephone if all members participating in the meeting, whether in person or by telephone or other communications medium, are able to communicate with each other. A member may not participate in a meeting of the committee using e-mail as a communications medium. A member who participates in a meeting in a manner contemplated by this Section 6.05(C) is deemed for all purposes of Nevada corporate law and these Articles to be present at the meeting and to have agreed to participate in that manner;

D. a majority of the members of the committee constitutes a quorum of the committee; and

E. questions arising at any meeting of the committee are determined by a majority of votes of the members present, and in case of an equality of votes, the chair of the meeting does not have a second or casting vote.

ARTICLE 7

OFFICERS

Section 7.01 - Executive Officers.

The executive officers of the Corporation shall be a president, a secretary, and a treasurer/chief financial officer. The Corporation may also have, at the direction of the Board, a chairman of the Board, one or more vice presidents, one or more assistant secretaries, one or more assistant treasurers, and such other officers as may be appointed in accordance with the provisions of Section 7.03 of this Article. Any one person may hold two or more offices, unless otherwise prohibited by the Articles or by law.

Section 7.02 - Appointment.

The officers of the Corporation, except such officers as may be appointed in accordance with the provisions of Sections 7.03 and 7.05 of this Article, shall be appointed by the Board, and each shall hold his office until he resigns or is removed or otherwise disqualified to serve, or his successor is appointed and qualified.

Section 7.03 - Subordinate Officers.

The Board may appoint such other officers as the business of the Corporation may require, each of whom shall hold office for such period, have such authority, and perform such duties as are provided in these bylaws or as the Board may from time to time determine.

Section 7.04 - Removal And Resignation.

A. Any officer may be removed, either with or without cause, by a majority of the directors at the time in office, at any regular or special meeting of the Board.

B. Any officer may resign at any time by giving written notice to the Board or to the president or secretary. Any such resignation shall take effect on the date such notice is received or at any later time specified therein; and, unless otherwise specified therein, the acceptance of such resignation shall not be necessary to make it effective.

Section 7.05 - Vacancies.

A vacancy in any office because of death, resignation, removal, disqualification or any other cause shall be filled in the manner prescribed in these bylaws for regular appointments to such office.

Section 7.06 - Chairman Of The Board.

The Chairman of the Board, if there be such an officer, shall, if present, preside at all meetings of the Board, and exercise and perform such other powers and duties as may be from time to time assigned to him by the Board or prescribed by these bylaws.

Section 7.07 - President.

Subject to such supervisory powers, if any, as may be given by the Board to the Chairman of the Board (if there be such an officer), the president shall be the chief executive officer of the Corporation and shall, subject to the control of the Board, have general supervision, direction and control of the business and officers of the Corporation. He shall preside at all meetings of the shareholders and, in the absence of the Chairman of the Board, or if there be none, at all meetings of the Board. He shall be an ex-officio member of all the standing committees, including the executive committee, if any, and shall have the general powers and duties of management usually vested in the office of president of a corporation, and shall have such other powers and duties as may be prescribed by the Board or these bylaws.

Section 7.08 - Vice President.

In the absence or disability of the president, the vice presidents, in order of their rank as fixed by the Board, or if not ranked, the vice president designated by the Board, shall perform all the duties of the president and when so acting shall have all the powers of, and be subject to all the restrictions upon, the president. The vice presidents shall have such other powers and perform such other duties as from time to time may be prescribed for them respectively by the Board or these bylaws.

Section 7.09 - Secretary.

A. The secretary shall keep, or cause to be kept, at the principal office or such other place as the Board may direct, a book of (i) minutes of all meetings of directors and shareholders, with the time and place of holding, whether regular or special, and if special, how authorized, the notice thereof given, the names of those present and absent at directors' meetings, the number of shares present or represented at shareholders' meetings, and the proceedings thereof; and (ii) any waivers, consents, or approvals authorized to be given by law or these bylaws.

B. The secretary shall keep, or cause to be kept, at the principal office, a share register, or a duplicate share register, showing (i) the name of each shareholder and his or her address; (ii) the number and class or classes of shares held by each, and the number and date of certificates issued for the same; and (iii) the number and date of cancellation of every certificate surrendered for cancellation.

C. The secretary shall give, or cause to be given, notice of all the meetings of the shareholders and of the Board required by these bylaws or by law to be given, and he shall keep the seal of the Corporation, if any, in safe custody, and shall have such other powers and perform such other duties as may be prescribed by the Board or these bylaws.

Section 7.10 - Treasurer/Chief Financial Officer.

A. The treasurer/chief financial officer shall keep and maintain, or cause to be kept and maintained, adequate and correct accounts of the properties and business transactions of the Corporation, including accounts of its assets, liabilities, receipts, disbursements, gains, losses, capital, surplus and shares. Any surplus, including earned surplus, paid-in surplus and surplus arising from a reduction of stated capital, shall be classified according to source and shown in a separate account. The books of account shall at all times be open to inspection by any director.

B. The treasurer/chief financial officer shall deposit all monies and other valuables in the name and to the credit of the Corporation with such depositaries as may be designated by the Board. He shall disburse the funds of the Corporation as may be ordered by the Board, shall render to the president and directors, whenever they request it, an account of all of his transactions as treasurer and of the financial condition of the Corporation, and shall have such other powers and perform such other duties as may be prescribed by the Board or these bylaws.

ARTICLE 8

NOTICES

Section 8.01 - Procedure for Giving Notices.

Any notice (which term includes any communication or document) to be given pursuant to provisions of the Nevada corporate law, the Articles, bylaws or otherwise to a stockholder of the Corporation, director, officer or auditor shall be sufficiently given if delivered personally to the person to whom it is to be given or if delivered to the person's address as shown in the records of the Corporation or trailed to the person at such address by ordinary mail, postage prepaid, or, if the person consents, provided by electronic document in accordance with Nevada corporate law. Notice shall not be sent by mail if there is any general interruption of postal services in the municipality in which or to which it is mailed. Any notice so delivered shall be deemed to have been received when it is delivered personally or at the address as aforesaid. Any such notice mailed or provided by electronic document as aforesaid shall be deemed to have been received when sent or provided to a designated information system.

Section 8.02 - Notices to Successors in Title

Notice to a stockholder or other securityholder as aforesaid is sufficient notice to each successor in title to that stockholder or other securityholder until the name and address of that successor have been entered on the records of the Corporation.

Section 8.03 - Notice to Joint Stockholders

Notice to one joint stockholder is sufficient notice to all of them. Such notice shall be addressed to all such joint stockholders and sent to the address for them shown in the records of the Corporation, or to the first such address if there is more than one.

Section 8.04 - Facsimile Signatures on Notices

The signature on any notice or other communication or document to be sent by the Corporation may be written, printed, stamped, engraved, lithographed or otherwise mechanically reproduced.

Section 8.05 - Omissions and errors

The accidental omission to give any notice to any stockholder, director, officer or auditor or the non-receipt of any notice by any stockholder, director, officer or auditor or any error in any notice not affecting the substance thereof shall not invalidate any activity taken at any meeting held pursuant to such notice or otherwise founded thereon.

Section 8.06 - Waiver of Notice

Any person entitled to notice under Nevada corporate law, the Articles or bylaws of the Corporation may waive that notice. Waiver, either before or after the event referred to in the notice, shall cure any defect in giving that notice to such person.

Section 8.07 - Notice to Person with Whom Communication Is Unlawful.

Whenever notice is required to be given, under any provision of law or of the Articles or bylaws of the Corporation, to any person with whom communication is unlawful, the giving of such notice to such person shall not be require and there shall be no duty to apply to any governmental authority or agency for a license or permit to give such notice to such person. Any action or meeting which shall be taken or held without notice to any such person with whom communication is unlawful shall have the same force and effect as if such notice had been duly given. In the event that the action taken by the Corporation is such as to require the filing of a certificate under any provision of the Nevada Revised Statutes, the certificate shall state, if such is the fact and if notice is required, that notice was given to all persons entitled to receive notice except such persons with whom communication is unlawful.

Section 8.08 - Notice to Person with Undeliverable Address.

Whenever notice is required to be given, under any provision of law or the Articles or Bylaws of the Corporation, to any stockholder to whom (i) notice of two consecutive annual meetings, and all notices of meetings or of the taking of action by written consent without a meeting to such person during the period between such two consecutive annual meetings, or (ii) all, and at least two, payments (if sent by first class mail) of dividends or interest on securities during a 12-month period, have been mailed addressed to such person at his address as shown on the records of the Corporation and have been returned undeliverable, the giving of such notice to such person shall not be required. Any action or meeting which shall be taken or held without notice to such person shall have the same force and effect as if such notice had been duly given. If any such person shall deliver to the Corporation a written notice setting forth his then current address, the requirement that notice be given to such person shall be reinstated. In the event that the action taken by the Corporation is such as to require the filing of a certificate under any provision of the Nevada Revised Statutes, the certificate need not state that notice was not given to persons to whom notice was not required to be given pursuant to this paragraph.

ARTICLE 9

MISCELLANEOUS

Section 9.01 - Record Date And Closing Stock Books.

The Board may fix a time in the future, for the payment of any dividend or distribution, or for the allotment of rights, or when any change or conversion or exchange of shares shall go into effect, as a record date for the determination of the shareholders entitled to notice of and to vote at any such meeting, or entitled to receive any such dividend or distribution, or any such allotment of rights, or to exercise the rights in respect to any such change, conversion or exchange of shares, and in such case only shareholders of record on the date so fixed shall be entitled to notice of and to vote at such meetings, or to receive such dividend, distribution or allotment of rights, or to exercise such rights, as the case may be, notwithstanding any transfer of any shares on the books of the Corporation after any record date fixed as herein set forth. The Board may close the books of the Corporation against transfers of shares during the whole, or any part, of any such period.

Section 9.02 - Inspection Of Corporate Records.

The share register or duplicate share register, the books of account, and records of proceedings of the shareholders and directors shall be open to inspection upon the written demand of any shareholder or the holder of a voting trust certificate, at any reasonable time, and for a purpose reasonably related to his interests as a shareholder or as the holder of a voting trust certificate, and shall be exhibited at any time when required by the demand of ten percent (10%) of the shares represented at any shareholders' meeting. Such inspection may be made in person or by an agent or attorney, and shall include the right to make extracts. Demand of inspection other than at a shareholders' meeting shall be made in writing upon the president, secretary, or assistant secretary, and shall state the reason for which inspection is requested.

Section 9.03 - Checks, Drafts, Etc.

All checks, drafts or other orders for payment of money, notes or other evidences of indebtedness, issued in the name of or payable to the Corporation, shall be signed or endorsed by such person or persons and in such manner as, from time to time, shall be determined by resolution of the Board.

Section 9.04 - Contracts: How Executed.

The Board, except as otherwise provided in these bylaws, may authorize any officer, officers, agent, or agents, to enter into any contract, deed or lease, or execute any instrument in the name of and on behalf of the Corporation, and such authority may be general or confined to specific instances; and unless so authorized by the Board, no officer, agent, or employee shall have any power or authority to bind the Corporation by any contract or engagement or to pledge its credit or render it liable for any purpose or for any amount.

Section 9.05 - Certificates Of Stock.

A certificate or certificates for shares of the capital stock of the Corporation shall be issued to each shareholder when any such shares are fully paid up. All such certificates shall be signed by original or facsimile signature of two officers of the Corporation, and the seal of the Corporation may be affixed thereto. Every certificate authenticated by a facsimile of a signature must be countersigned by a transfer agent or transfer clerk or another director or officer.

Section 9.06 - Representations Of Shares Of Other Corporations.

The president or any vice president and the secretary or assistant secretary of this Corporation are authorized to vote, represent, and exercise on behalf of this Corporation, all rights incident to any and all shares of any other corporation or corporations standing in the name of this Corporation. The authority herein granted to said officers to vote or represent on behalf of this Corporation may be exercised either by such officers in person or by any person authorized so to do by proxy or power of attorney duly executed by said officers.

Section 9.07 - Inspection Of Bylaws.

The Corporation shall keep in its principal office for the transaction of business the original or a copy of these bylaws, as amended or otherwise altered to date, certified by the secretary, which shall be open to inspection by the shareholders at all reasonable times during office hours.

Section 9.08 - Indemnification.

A. The Corporation shall indemnify its officers and directors for any liability including reasonable costs of defense arising out of any act or omission of any officer or director on behalf of the Corporation to the full extent allowed by the laws of the State of Nevada, if the officer or director acted in good faith and in a manner the officer or director reasonably believed to be in, or not opposed to, the best interests of the Corporation, and, with respect to any criminal action or proceeding, had no reasonable cause to believe the conduct was unlawful.

B. Any indemnification under this section (unless ordered by a court) shall be made by the Corporation only as authorized in the specific case upon a determination that indemnification of the director or officer is proper in the circumstances because the officer or director has met the applicable standard of conduct. Such determination shall be made by the Board by a majority vote of a quorum consisting of directors who were not parties to such action, suit or proceeding, or, regardless of whether or not such a quorum is obtainable and a quorum of disinterested directors so directs, by independent legal counsel in a written opinion, or by the shareholders.

Section 9.09 - Inapplicability of Acquisition of Controlling Interest Rule

The provisions of NRS 78.378 to 78.3793 will not apply to the Corporation.

Section 9.10 - Inapplicability of Combinations with Interested Stockholders

The provisions of NRS 78.411 to 78.444 will not apply to the Corporation.

ARTICLE 10

AMENDMENTS

Section 10.01 - Power Of Directors.

New bylaws may be adopted, or these bylaws may be altered, amended or repealed by the Board of Directors by resolution of a majority of the Board.

Section 10.02 - Power Of Shareholders.

New bylaws may be adopted, or these bylaws may be altered, amended or repealed, by the affirmative vote of the shareholders collectively having a majority of the voting power or by the written assent of such shareholders.

CERTIFICATE

The undersigned does hereby certify that the undersigned is the President of the Corporation as named at the outset in these bylaws, a corporation duly organized and existing under and by virtue of the laws of the State of Nevada; that the above and foregoing bylaws of said Corporation were duly and regularly adopted as such by the Board of Directors of the Corporation on the 3rd day of March, 2006, that the above and foregoing bylaws are now in full force and effect.

DATED this 3rd day of March, 2006.

/s/ Laurence Stephenson
Laurence Stephenson, President

DOUGLAS LAKE MINERALS INC.
PROXY - ANNUAL MEETING OF STOCKHOLDERS - April 7, 2006

This Proxy is Solicited by the Board of Directors

The undersigned stockholder of the Company, acknowledges receipt of the Notice of the Annual Meeting of Stockholders, to be held on April 7, 2006, at 10:00 a.m. local time, at Suite 1200, 999 West Hastings Street, Vancouver, British Columbia, Canada, a Proxy Statement for the Annual Meeting, and the Annual Report on Form 10-KSB for the year ended May 31, 2005, prior to the signing of this Proxy card. The undersigned stockholder hereby appoints Laurence Stephenson, President and a Director of the Company, or failing this person, Gurpreet Singh Sangha, CFO of the Company, and each of them, the true and lawful attorneys and proxies, with full powers of substitution, for and in the name, place and stead of the undersigned, to vote, as designated below, all the shares of stock of the Company which the undersigned would be entitled to vote if personally present at said Annual Meeting of stockholders and at all adjournments thereof, hereby ratifying and confirming all that said Attorney and Proxy may do or cause to be done by virtue hereof. The above named Attorney and Proxy is instructed to vote all of the undersigned's shares as follows:

	For	Withhold	For All Except

Proposal 1: Election of seven directors to serve on the Board of Directors, until the next annual election or until their successors are elected and qualified.

Nominees: Antonia Bold-de-Haughton, Kulvinder Matharu, Honorable Joseph Rugumyamheto, Gurpreet Singh Sangha, Harpreet Singh Sangha, Laurence Stephenson and Honorable Daniel Yona

	❒	❒	❒

INSTRUCTION: To withhold authority to vote for any individual nominee, mark "for all except" and write that nominee's name in the space provided below:

__________________________________________________________________________

	For	Against	Abstain
Proposal 2: Ratification of the appointment of Manning Elliott as the Company's independent auditors for the fiscal years 2005 and 2006.	❒	❒	❒
Proposal 3: Ratification of the repeal of existing bylaws and adoption of new bylaws of the Company.	❒	❒	❒
In their discretion, the proxies are authorized to vote with respect to matters incident to the conduct of the meeting and upon such other business as may properly come before the Annual Meeting.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED AS DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS INDICATED, THIS PROXY WILL BE VOTED IN FAVOR OF THE ELECTION OF ALL OF THE NOMINEES NAMED IN PROPOSAL 1 AND PROPOSALS 2 TO 3.

The undersigned hereby revokes any proxy or proxies heretofore given and ratifies and confirms that all the proxies appointed hereby, or any of them, or their substitutes, may lawfully do or cause to be done by virtue hereof. All of said proxies or their substitutes who shall be present and act at the meeting, or if only one is present and acts, then that one, shall have and may exercise all of the powers hereby granted to such proxies.

Please sign your name exactly as it appears on your stock certificate. If shares are held jointly, each holder should sign. Executors, trustees, and other fiduciaries should so indicate when signing. Please Sign, Date and Return this Proxy so that your shares may be voted at the meeting.

Dated this _______ day of _____________________, 2006.

____________________________________________
Signature

____________________________________________
Signature, if held jointly, or office or title held